Principal Variable Contracts Funds, Inc.
Supplement dated May 18, 2023
to the Statement of Additional Information dated May 1, 2023
(Not all Accounts are offered in all variable annuity and variable life contracts.)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS
In the Other Investment Strategies and Risks section, after Temporary Defensive Measures/Money Market Instruments, add the following:
U.S. Government and U.S. Government-Sponsored Securities
U.S. government securities refers to a variety of debt securities issued by or guaranteed by the U.S. Treasury, such as Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (Ginnie Mae), and are supported by the full faith and credit of the United States meaning that the U.S. government is required to repay the principal in the event of default. Others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. The U.S. government does not guarantee the market price of any U.S. government security.
Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury nor supported by the full faith and credit of the U.S. government.
U.S. government securities and U.S. government-sponsored securities may be adversely impacted by changes in interest rates or a default by or decline in the credit rating of the applicable government-sponsored entity. There is no assurance that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight, and/or other consequences that could adversely affect the credit quality, availability, or investment character of securities issued by these entities. The value and liquidity of U.S. government securities may be affected adversely by changes in the ratings of those securities.

LEADERSHIP STRUCTURE AND BOARD
Under Additional Information Regarding Board Members and Officers, in the FUND COMPLEX OFFICERS table, remove the row for Teri R. Root and replace with the following:

FUND COMPLEX OFFICERS
Name, Address, and Year of Birth	Position(s) Held with Fund Complex	Positions with PGI and its Affiliates; Principal Occupations During Past 5 Years**
Teri R. Root 711 High Street Des Moines, IA 50392 1979	Chief Compliance Officer (since 2018)	Chief Compliance Officer - Funds, PGI (since 2018) Vice President, PSS (since 2015)

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